UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 21, 2016

Champion Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

West Virginia
(State or Other Jurisdiction of Incorporation)

000-21084	55-0717455
             (Commission File No.)                      (IRS Employer Identification No.)

2450 First Avenue P. O. Box 2968 Huntington, West Virginia	25728
(Address of Principal Executive Offices)	(Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders of Champion Industries, Inc. (the “Company”) held March 21, 2016, the following matters were voted upon:

a)	Fixing the number of directors at seven (5) and election of the following nominees as directors, with votes "for" and "withheld", as well as broker non-votes, as follows:

Director	Votes “For”	Votes “Withheld”	Broker Nonvotes
Louis J. Akers	6,971,056	329,809	-0-
Philip E. Cline	7,014,340	286,525	-0-
Marshall T. Reynolds	7,019,751	281,114	-0-
Neal W. Scaggs	6,948,856	352,009	-0-
Glenn W. Wilcox, Sr.	6,965,531	335,334	-0-

b)	To approve, in an advisory (non-binding) vote, the Company’s executive compensation disclosed in the proxy statement for the annual meeting.

Votes "For"	Votes “Against”	Abstentions	Broker Non-Votes
6,850,754	420,783	15,748	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC.
(Registrant)

/s/ Justin T. Evans
Date: April 1, 2016	Justin T. Evans, Senior Vice President and Chief Financial Officer